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                                                                   Exhibit 23.1

The Board of Directors
Enzon, Inc.:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                  /s/ KPMG LLP


Short Hills, New Jersey
August 13, 2001